SECOND AMENDMENT
TO
SHARED SERVICES AGREEMENT
THIS SECOND AMENDMENT TO SHARED SERVICES AGREEMENT (this “Amendment”) is made and entered into as of April 30, 2013, by and between ENERGY TRANSFER EQUITY, L.P., a Delaware limited partnership (“ETE”), and ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership (“ETP”).
Each of the parties to this Amendment is sometimes referred to individually in this Amendment as a “Party” and all of the parties to this Amendment are sometimes collectively referred to in this Amendment as the “Parties.”
Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Services Agreement (as defined below).
R E C I T A L S
WHEREAS, the Parties entered into to that certain Shared Services Agreement, dated as of August 26, 2005 (the “Services Agreement”);
WHEREAS, the Parties entered into a First Amendment to the Services Agreement, dated as of May 26, 2010 (the “Services Agreement”); and
WHEREAS, pursuant to Section 12.3 of the Services Agreement, the Parties desire to amend the Services Agreement as provided in this Amendment.
NOW, THEREFORE, in consideration of the premises, agreements and covenants contained in this Amendment and the Services Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby undertake and agree as follows:
A G R E E M E N T S
Section 1.Amendments to Services Agreement Provisions.
(a)    Amendments to Exhibits. The Services Agreement is revised by attaching Annex A to this Amendment, “Holdco Services,” as Exhibit 7 to the Services Agreement.
(b)    Amendments to Section 2.1. The first sentence of Section 2.1 of the Services Agreement is hereby amended and restated in its entirety as follows:
“Exhibits 1 through 7 attached to and made a part of this Agreement describe the services to be provided by ETP to ETE, as designated from time to time by ETE (the “Services”).”
(c)    Amendment to Section 9.1. Section 9.1 of the Services Agreement is hereby amended to add the following sentence at the end of such section:

“The obligations of ETE set forth in Exhibit 7 shall survive the termination of the Services described therein and the termination of this Agreement.”
Section 2.    Ratification of the Services Agreement. Except as otherwise provided in this Amendment, all of the terms, representations, warranties, agreements, covenants and other provisions of the Services Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms.
Section 3.    Entire Agreement; Supersedure. This Amendment, together with the Services Agreement, contains the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersedes all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. No understanding, representation, promise, agreement, inducement or statement of intention, whether oral or written, has been made by either Party which is not embodied in or superseded by this Amendment or the Services Agreement, unless it is contained in a written amendment of the Services Agreement executed by the Parties after the execution and delivery of this Amendment, and no Party shall be bound by or liable for any alleged representation, promise, agreement, inducement or statement of intention not so set forth.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
ENERGY TRANSFER PARTNERS, L.P.

By:    Energy Transfer Partners GP, L.P.,
its general partner

By:    Energy Transfer Partners, L.L.C.,
its general partner

By:    /s/ Martin Salinas, Jr.
Name:    Martin Salinas, Jr.
Title:    Chief Financial Officer

ENERGY TRANSFER EQUITY, L.P.

By:    LE GP, LLC,
its general partner

By:    /s/ John W. McReynolds
Name:    John W. McReynolds
Title:    President and Chief Financial Officer

[Signature Page to Amendment No. 2 to Shared Services Agreement]

ANNEX A

(SEE NEXT PAGE)

EXHIBIT 7
TO
SHARED SERVICES AGREEMENT
CORPORATE BUSINESS DEVELOPMENT SERVICES (TRUNKLINE)
In accordance with Exhibit 2 to the Agreement, ETP provides certain corporate business development services to ETE. In connection with the provision of such corporate business development services for Trunkline LNG and the conversion of the Trunkline gas pipeline, ETE will pay a $20 million annual fee to ETP for 3 years, which annual fee will be fixed for the three-year period. ETP shall not allocate overhead or similar charges to ETE, and ETE shall not be obligated to reimburse ETP for any internal overhead or other costs, relating to such corporate business development services that are not actual and direct out-of-pocket expenses of ETP. ETE may, however, reimburse ETP for actual and direct out-of-pocket expenses relating to such corporate business development services if not otherwise paid.
Payments by ETE shall be made quarterly in equal installments of $5 million, with the first payment to be made on June 30, 2013. Such fee shall be in addition to any other fee owed to ETP pursuant to the Agreement.